Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Timothy Neher, the Chief Financial Officer of MIKOJO INCORPORATED (the “Company”), DOES HEREBY CERTIFY that:

1.  The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 16th day of November, 2009.

/s/ Timothy Neher

Timothy Neher
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to MIKOJO INCORPORATED and will be retained by MIKOJO INCORPORATED and furnished to the Securities and Exchange Commission or its staff upon request.